Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Dated MARCH 9, 2022

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective March 9, 2022, Brendan Stewart is no longer a portfolio manager of the Fund. Tom Futrell and Johnathan N. Wilhelm will continue to serve as portfolio managers of the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECUTS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE